SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-24483

Date of Report: August 31, 2006

CHINA JUNLIAN INTEGRATED SURVEILLANCE, INC.
(Exact name of registrant as specified in its charter)
Nevada	84-1461844
(State of Other Jurisdiction of incorporation or organization)	(I.R.S.Employer Identification No.)

Citic Plaza, 233 TianHeBei Road, Room 1602B-1603, Guangzhou, P.R. China	510613
(Address of Principal Executive Offices)	(Zip Code)

86-139250 71672

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant

On August 31, 2006 China Junlian Integrated Surveillance, Inc. (then called “Sunburst Acquisitions VII, Inc.”) completed a reverse merger in which the shareholders of Splendid Group Investments Limited received a majority of the capital stock of China Junlian Integrated Surveillance, Inc. in exchange for the outstanding capital stock of Splendid Group Investments Limited.  At the time of the reverse merger, PKF was the independent auditor of record for Splendid Group Investments Limited and for its subsidiary, Guangzhou Junlian Correspondence Technology Co., Ltd.  Accordingly, on August 31, 2006, by reason of the reverse merger, PKF became the principal independent accountant for China Junlian Integrated Surveillance, Inc.  Therefore, the Board of Directors of China Junlian Integrated Surveillance, Inc. dismissed Larry O’Donnell, CPA, P.C. from its position as the principal independent accountant for China Junlian Integrated Surveillance, Inc.

The audit report of Larry O’Donnell, CPA, P.C. on China Junlian Integrated Surveillance, Inc.’s (f/k/a Sunburst Acquisitions VII, Inc.) financial statements for the years ended June 30, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion or qualification.  Larry O’Donnell, CPA, P.C. did not, during the applicable periods, advise China Junlian Integrated Surveillance, Inc. (f/k/a Sunburst Acquisitions VII, Inc.) of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

China Junlian Integrated Surveillance, Inc. (f/k/a Sunburst Acquisitions VII, Inc.) and Larry O’Donnell, CPA, P.C. did not, during China Junlian Integrated Surveillance, Inc.’s (f/k/a Sunburst Acquisitions VII, Inc.) two most recent fiscal years or any subsequent period through the date of dismissal, have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Larry O’Donnell, CPA, P.C.’s satisfaction, would have caused Larry O’Donnell, CPA, P.C. to make reference to the subject matter of the disagreement in connection with its reports.

China Junlian Integrated Surveillance, Inc. has requested Larry O’Donnell, CPA, P.C. to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Larry O’Donnell, CPA, P.C. agrees with the statements in this 8-K.  A copy of such letter dated July 31, 2007 is filed as exhibit 16 to this 8-K.

As explained in the first paragraph of this report, on August 31, 2006 PKF assumed the position of the principal independent accountant for China Junlian Integrated Surveillance, Inc. At no time during the past two fiscal years or any subsequent period prior to August 31, 2006 did China Junlian Integrated Surveillance, Inc. consult with PKF  regarding any matter of the sort described above with reference to Larry O’Donnell, CPA, P.C., any issue relating to the financial statements of China Junlian Integrated Surveillance, Inc., or the type of audit opinion that might be rendered for China Junlian Integrated Surveillance, Inc.

Item 9.01

Financial Statements and Exhibits

Exhibits

16.

Letter from Larry O’Donnell, CPA, P.C. dated July 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 3, 2007

CHINA JUNLIAN INTEGRATED SURVEILLANCE, INC.

By: /s/ Yuan Gang

     Yuan Gang, President